Macy’s, Inc. Announces Evolution of Leadership Team
Seasoned retail executive Thomas J. Edwards to join Macy’s, Inc. as Chief Operating Officer and Chief Financial Officer
Reiterates first quarter 2025 guidance

NEW YORK – April 1, 2025 – Macy’s, Inc. (NYSE: M) today announced the evolution of its executive leadership team and structure to further advance the company’s “Bold New Chapter” strategy that is designed to return the company to long-term profitable growth.
•Thomas J. Edwards will become Chief Operating Officer and Chief Financial Officer at Macy’s, Inc., effective June 22nd
•Barbie Cameron, Macy’s Chief Stores Officer, will report directly to Chairman and Chief Executive Officer, Tony Spring, effective June 22nd
•Maly Bernstein, CEO Bluemercury, will report to CEO of Bloomingdale’s, Olivier Bron, effective May 1st
As a part of the announcements today, Adrian Mitchell will be leaving the company. He will continue in his current capacity as Chief Operating Officer and Chief Financial Officer through June 21st to ensure a seamless transition.
“With these changes, we complete a purposeful evolution of the Macy’s, Inc. leadership team and I am confident that we have the right talent to support the return of Macy’s, Inc. to enterprise growth,” said Chairman and Chief Executive Officer, Tony Spring.
“I am excited to join the iconic Macy’s, Inc. organization, whose talented colleagues have built brands that are an integral part of the fabric of the American consumer experience,” said Thomas J. Edwards. “I firmly believe that the foundation of the Bold New Chapter Strategy has tremendous potential to strengthen the business and create significant value for our shareholders.”
Today’s announcement to further strengthen the leadership team follows prior executive appointments under Spring’s leadership, including Barbie Cameron as Chief Stores Officer, Keith Credendino as Chief Information Officer, Sharon Otterman as Chief Marketing Officer, Tracy Preston as Chief Legal Officer and Corporate Secretary, Olivier Bron as CEO of Bloomingdale’s, and Max Magni as Chief Customer and Digital Officer. These appointments complement the continued leadership of Danielle Kirgan as Chief Human Resources and Corporate Affairs Officer and Nata Dvir as Chief Merchandising Officer at Macy’s.
“I would like to thank Adrian for his years of service to Macy’s, Inc. He played a vital role in steering us through the pandemic and laying the groundwork for our ongoing revitalization while significantly strengthening our financial position. Under his purview, we have modernized our financial operations and developed new operational capabilities to more efficiently and effectively serve our customers,” continued Spring.
The Company reiterates all components of its 1Q25 guidance provided on March 6, 2025.
Thomas J. Edwards
Edwards is an accomplished industry executive with deep financial knowledge and operational acumen from nearly 40 years in the retail, consumer goods, and hospitality industries. As Chief Operating Officer and Chief Financial Officer, Edwards is expected to be a disciplined steward of Macy’s, Inc. financial and operational functions, driving innovation to transform and optimize operations that serve customers and unlock value for shareholders.

“I am delighted to welcome Tom to the Macy’s, Inc. team,” said Spring. “He is a highly collaborative leader and thought partner with experience both in and outside the retail industry across various business cycles. I am confident that he will ensure continued execution of our Bold New Chapter strategy. Tom’s knowledge and expertise in consumer-facing enterprises will advance our efforts to strengthen the company and unlock shareholder value.”
Currently, Edwards is the Chief Financial Officer and Chief Operating Officer of Capri Holdings Limited, where he leads the finance, information technology and supply chain teams. In his eight years at Capri Holdings, Edwards has spearheaded the acquisition and integration of global fashion brands Versace and Jimmy Choo and implemented shared systems and capabilities, including a global ERP platform, and generated significant savings across brands, functions and regions.
Before joining Capri, he was Executive Vice President and Chief Financial Officer of Chili’s owner Brinker International, Inc., and has held numerous finance and operations positions at Wyndham Hotel Group, Kraft Foods and Nabisco Food Service Company.
Barbie Cameron
Cameron was appointed as Chief Stores Officer on February 16 where she leads store operations across the Macy’s nameplate. Soon reporting directly to Spring, Cameron will partner even more closely with the executive team to spearhead initiatives to modernize Macy’s, improve the shopping environment and elevate the customer and colleague experience.
“Strengthening and modernizing Macy’s is a key component of our strategy. I look forward to a more seamless partnership with Barbie as we continue to invest in improving the shopping environment and elevating the customer experience,” concluded Spring.
Maly Bernstein
Bernstein joined Bluemercury as Chief Executive Officer in September 2021 with responsibility for all aspects of the Bluemercury brand, from its digital platform to stores. As of May 1st she will report directly to Bloomingdale’s CEO Olivier Bron, partnering to further accelerate growth and connectivity across the two luxury nameplates.
“Maly’s leadership of Bluemercury has already played a crucial role in advancing our Bold New Chapter strategy,” said Spring. “In partnership with Olivier, I have no doubt she will continue to drive results across the luxury market and maintain Bluemercury’s status as a premier beauty and skincare destination.”
Olivier Bron
Named Chief Executive Officer of Bloomingdale’s in September 2023, Bron oversees strategy across all facets of the Bloomingdale’s business. He is also responsible for building upon the brand’s curated offerings across designer, advanced contemporary and exclusive private brands as Macy’s, Inc. continues to expand its leadership in the luxury retail category. Working closely with Bernstein, he will ensure connectivity and cohesion across Bloomingdale’s and Bluemercury’s strategy and operations.

About Macy’s, Inc.
Macy’s, Inc. (NYSE: M) is a trusted source for quality brands through our iconic nameplates – Macy’s, Bloomingdale’s and Bluemercury. Headquartered in New York City, our comprehensive digital and nationwide footprint empowers us to deliver a seamless shopping experience for our customers. For more information, visit macysinc.com.
Forward-Looking Statements
All statements in this press release that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Macy’s management and are subject to significant risks and uncertainties. Actual results could differ materially from those expressed in or implied by the forward-looking statements contained in this release because of a variety of factors, including Macy’s ability to successfully implement its Bold New Chapter strategy, including the ability to realize the anticipated benefits associated with the strategy, competitive pressures from specialty stores, general merchandise stores, off-price and discount stores, manufacturers’ outlets, the Internet and catalogs and general consumer spending levels, including the impact of the availability and level of consumer debt, conditions to, or changes in the timing of proposed real estate and other transactions, declines in credit card revenues, possible systems failures and/or security breaches, Macy’s reliance on foreign sources of production, including risks related to the disruption of imports by labor disputes, regional or global health pandemics, regional political and economic conditions, the effect of potential changes to trade policies, the effect of weather, inflation, inventory shortage, and labor shortages, the potential for the incurrence of charges in connection with the impairment of tangible and intangible assets, including goodwill, the amount and timing of future dividends and share repurchases, our ability to execute on our strategies and achieve expectations related to environmental, social, and governance matters, and other factors identified in documents filed by the company with the Securities and Exchange Commission, including under the captions “Forward-Looking Statements” and “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended February 1, 2025. Macy’s disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media – Chris Grams
communications@macys.com

Investors – Pamela Quintiliano
investors@macys.com

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